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                                                                   Exhibit 10.38


                           VENTURI TECHNOLOGIES, INC.
                             1327 North State Street
                                 Orem, UT 84057


                           SOLICITING DEALER AGREEMENT

                                 August 9, 1996

Dominion Capital
5000 Quorum Drive, Suite 620
Dallas, TX 75240

Re:     10% Cumulative Convertible Series A Preferred Stock

To Whom it May Concern:

         Relative to the offer and the sale (the "Offering") by you of the above captioned securities (the "Securities"), we wish to confirm the terms and conditions upon which the Offering will be made, the nature of the services that you will render in connection with the Offering and our respective obligations with respect to the Offering. In certain instances herein, you will be referred to as "Dealer" and we will be referred to as the "Company."

         1.       APPOINTMENT

         (a) Subject to the terms and conditions and on the basis of the representations, warranties and covenants herein set forth, Dealer is hereby authorized on a nonexclusive basis to effect sales of the Securities during the period commencing with the date of the Private Offering Memorandum and ending at the final Closing Date as defined in the Private Offering Memorandum. By your confirmation thereof you hereby accept such appointment and agree to use your best efforts to find purchasers for the Securities in accordance with the terms and conditions of this Agreement. Dealer further agrees that it is bound by the terms and conditions of the Escrow Agreement entered into by the Company and Zions First National Bank for purposes of holding subscriber funds until the minimum proceeds are raised for the Offering.

         2.       NATURE OF THE OFFERING

         (a) Purchase Price. The Securities will be offered for sale at a purchase price of $10.00 per share payable as shall be set forth in the Offering Materials to be prepared pursuant to subparagraph 4(a) below.

         (b) Registration of the Securities. The Securities will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the securities laws of any state, but will be offered and sold in reliance on the exemption provided by Section 4(2) of the 1933 Act and the applicable rules and regulations thereunder and on appropriate exemptions from the


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registration requirements of the states in which it is mutually determined to offer and sell the Securities.

         (c) Subscription Agreements. Subscription Agreements, together with checks payable to the Venturi Technologies Preferred Stock Account as set forth in the Subscription Agreement, shall be sent to Venturi Technologies, Inc., 1327 North State Street, Orem, UT 84057 (the "Company") by the end of the next business day following receipt by the Dealer.

         (d) Acceptance by Company. Upon receipt of the Subscription Agreement, the Company will determine promptly whether it wishes to accept the proposed purchaser as a shareholder, it being understood that the Company reserves the right to reject the tender of any Subscription Agreement. Deposit of a check shall not constitute acceptance. Should the Company determine to reject the tender, it will notify in writing the prospective purchaser and Dealer within ten (10) business days following receipt by the Company of the Subscription Agreement and the Company Escrow Agent will promptly return to the prospective purchaser the tendered Subscription Agreement and a check equal to the amount tendered for the shares.

         3.     COMPENSATION

         As a compensation for the services rendered by Dealer in soliciting and obtaining purchasers for the Securities, the Company shall pay the following:

         (a) A cash commission in the amount of $0.80 per share (8% of each share) plus a non accountable allowance for due diligence in the amount of $0.05 per share (0.5% of each share) will be paid to Dealers selling shares.

         (b) In addition to the cash commission set forth above, Dealer shall be granted warrants to purchase up to a total of 12,500 shares of Venturi common stock upon the same terms and conditions as the warrants granted to purchasers of Preferred Stock. The warrants (two of which can purchase one whole share of common stock) shall be earned by Dealer as follows:

        Gross Proceeds Raised                    Number of Warrants
        ---------------------                    ------------------
        $  500,000--599,999                             2,500
           600,000--699,999                             5,000
           700,000--799,999                             7,500
           800,000--899,999                            10,000
           9000,000-999,999                            12,500
         1,000,000--1,099,999                          17,500
         1,100,000--1,199,999                          20,000
         1,200,000--1,299,999                          22,500
         1,300,000--1,500,000                          25,000


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         (b) No Dealer shall be entitled to a selling commission with respect to any tendered Subscription Agreement which is rejected by the Company or in any case in which it is determined that the solicitation or obtaining of purchasers by such Dealer was made in violation of the securities laws of the United states or any state.

         4.       COVENANTS OF THE COMPANY

         The Company hereby warrants, covenants and agrees as follows:

         (a) Preparation of Offering Materials in Accordance With Applicable Law. The Company shall provide a private offering memorandum and certain other documents to be used in connection with the offering and sale of the securities (the "Offering Materials") prepared in conformity with the requirements of
Section 4(2) of the 1933 Act and the applicable rules and regulations thereunder as well as the provisions of the securities or blue sky laws of all applicable jurisdictions.

         (b) Amendments to Offering Materials as Required. The Company shall promptly advise Dealer if the Company becomes aware of any event which happens prior to the Final Closing Date which makes any statement in the Offering Materials untrue or misleading in any material respect or which requires any change in the Offering Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Without limiting the foregoing, if, prior to the Final Closing Date, any event shall occur which, in the judgment of the Company or Dealer or their respective counsel, should be set forth in the Offering Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Materials to comply with law, the Company shall forthwith prepare an appropriate amendment or supplement thereto.

         (c) Copies of Offering Materials to be Provided to Dealer. Until the Final Closing Date, the Company shall deliver to Dealer without charge as many copies of the Offering Materials (and of any amendments and supplements thereto) as dealer may reasonably request.

         (d) Requests for Amendment or Issuance of Stop Orders. Int he event the Company is advised or obtains knowledge thereof, it shall advise Dealer of (i) any request made by the Securities and exchange Commission or any state securities agency for an amendment of or supplement to the Offering Materials or for additional information, or (ii) the issuance by the Securities and Exchange Commission or any state securities agency of any stop order preventing proceedings for that purpose. Without limiting the foregoing, the company shall use its best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the lifting thereof as promptly as possible.


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         (e) Qualification of the Securities Under State Law. The Company shall
(i) qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions in which the Company and Dealer mutually determine to offer and sell the Securities and (ii) make such applications, file such documents and furnish such information as may reasonably be required for that purpose.

         (f) Payment of Expenses by the Company. The Company shall pay all costs and expenses incurred in connection with the Offering (other than the fees and expenses of counsel to Dealer or expenses incurred by Dealer on its own behalf) including but not limited to all accounting, legal, printing and other costs in respect of (i) the preparation of the Offering Materials and the exhibits thereto prepared in connection with the Offering, as amended or supplemented from time to time, and (ii) the compliance with the securities or blue sky laws of those jurisdictions in which the Securities are to be sold.

         (g) Representations and Warranties. The Company represents and warrants as of the date hereof and as of the final Closing Date to the effect that:

                  (i) Status and Authority. Prior to the initial closing date, the Company will be a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority to conduct its business as being conducted, and to the extent appropriate as it is to be conducted, as described int he Offering Materials.

                  (ii) Status of Securities. When issued the shares shall be duly authorized and issued shares and shall be fully paid and nonassessable.

                  (iii) Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

                  (iv) Offering Materials True and Correct. The Offering Materials and each amendment and supplement thereto conform in all material respects with the requirements of the 1933 Act and the applicable rules land regulations thereunder and the provisions of the securities or blue sky laws of all applicable jurisdictions. None of the Offering Materials and any amendments or supplements thereto include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (v) Absence of Stop Orders. Neither the Securities and exchange Commission nor any state securities agency as (A) made any requests for an amendment of or supplement to the Offering Materials or for additional information or (B) issued any other preventing or suspending the Offering or the use of the Offering Materials or instituted proceedings for that purpose.


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                  (vi) Absence of Material Adverse Change. Since the date of the
         Private Offering Memorandum no event has occurred, including any material adverse change in the financial condition of the Company the incurring of any material liability or obligation, direct or contingent, the entering into of any material transaction, or the institution of any legal or administrative proceeding against the Company which would have a material adverse effect upon the Company.

                  (vii) Actions Affecting Securities Compliance. The Company has not taken any action which adversely affects the availability of the exemption from registration under the 1933 Act provided by Section 4(2) thereof or the applicable rules and regulations thereunder or any provisions of the securities or blue sky laws of any applicable jurisdiction.

                  (viii) Litigation. There are no actions, suits, proceedings or other litigation pending or, to the knowledge of the Company threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which. if determined adversely to the Company would individually or in the aggregate have a materially adverse effect on the business, assets, properties operation or prospects of the Company or on its condition, financial, or otherwise.

                  (ix) Compliance With Law and Other Regulations. The Company is not subject to and has not been threatened with any material fine, penalty or disability as the result of its failure to comply with any requirements of federal, state, local or foreign law or regulation or any requirements of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

                  (x) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate or other information furnished by the Company to Dealer in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made not misleading.

                  (xi) Survival of Representation. At all times subsequent to the date of this Agreement and up to and including the Final Closing Date, the representations and warranties made in this paragraph 4 will be true and correct with the same effect as if they had been made on and as of such date.

         5.       COVENANTS OF DEALER

         Dealer hereby warrants, covenants and agrees as follows:


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         (a) Best Efforts. Dealer shall use its best efforts to find purchasers for the Securities who are acceptable to the Company.

         (b) Manner of the Offering. Dealer shall use its best efforts to offer and sell the Securities on behalf of the Company in accordance with the provisions of and applicable rules, regulations and published administrative interpretations under Section 4(2) of the 1933 Act and the provisions of the securities or blue sky laws of any jurisdictions in which the company and Dealer mutually determine to offer and sell the Securities. Dealer shall comply with all the following:

                  (i) Dealer agrees to offer the Securities only to accredited investors as defined in Regulation D promulgated under the Securities Act of 1933, and only to investors in those states in which the Company has authorized it to make offers and sales and in which Dealer is qualified to make offers and sales of the Shares.

                  (ii) Dealer shall use reasonable efforts to select investors it reasonably believes meet the investor suitability requirements set forth in the Subscription agreement, which is an exhibit to the Offering Materials, and such additional requirements as are specified in the Subscription Agreement.

                  (iii) Dealer shall maintain a list of the persons to whom Securities are offered and sold and such other records as may be necessary to document Dealer's compliance with restrictions on solicitation.

                  (iv) Dealer shall not give any information or make any representation in connection with the Offering other than those contained in the Offering Materials provided by the Company for use in connection with the Offering.

                  (v) Dealer shall not publish, circulate or otherwise use any other solicitation material without the prior written approval of the Company.

                  (vi) Dealer shall accept subscriptions only from investors who have received a copy of the Offering Materials, including any required supplements, and who have executed a Subscription Agreement.

                  (vii) Dealer shall not purchase any Shares for resale.

                  (viii) Dealer agrees to affix copies of any supplements to the Offering Materials upon receipt. dealer shall return to the Company any and all unused copies of the Offering Materials supplied by the Company to Dealer in connection with the Offering.


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                  (ix) Dealer shall supply copies of pertinent documents and otherwise cooperate with the Company in complying with requests or inquiries of any regulatory authorities relating to the Offering.

                  (x) Dealer is not authorized to act as an agent of the Company, and Dealer agrees not to act as such agent and not to purport to do so without the prior written approval of the Company.

                  (xi) Dealer shall not re-allow commissions to any other broker/dealer.

         (c) Representations and Warranties. Dealer represents and warrants as of the date hereof and as of the Final Closing date to the effect that:

                  (i) Status and Authority. Dealer is a corporation duly organized and validly existing under the laws of the state of its incorporation and is in good standing under the laws of such state and in each other state in which the Offering is made by Dealer.

                  (ii) Authorization. This Agreement has been duly authorized, executed and delivered by Dealer.

                  (iii) Registration as Broker/Dealer. Dealer is a member of the National Association of Securities Dealers, Inc. and is registered or exempt from registration as a broker/dealer under the Securities Exchange act of 1934 and the securities or blue sky laws of each jurisdiction in which the Offering is made by Dealer.

         (d) Survival of Representations. At all times subsequent to the date of this Agreement and up to and including the Final Closing Date, the representations and warranties made in this paragraph 5 will be true and correct with the same effect as if they had been made on and as of such time.

         6.       INDEMNIFICATION

         (a) Indemnity by Dealer. Dealer hereby indemnities and holds harmless the Company and each person who controls the Company (within the meaning of Section 15 of 1933 Act) against any and all losses, claims, damages, liabilities and expenses (including reasonable costs and investigation and counsel fees) arising out of or based upon:

                  (i) any breach by Dealer of the representations, warranties or covenants by it contained in or made pursuant to this Agreement;

                  (ii) the failure by Dealer to give, deliver or send a copy of the Offering Materials as appropriate to any person to whom the Securities are offered or sold


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         or to offer or sell the Securities in accordance with the provisions of an applicable rules, regulations and published administrative interpretations under Section 4(2) of the 1933 Act and the securities or blue sky laws of any jurisdiction in which the Securities are offered or sold by or through Dealer, including any solicitation by Dealer of any subscription other than in accordance with the terms of this Agreement and the Offering Materials, any representation made by dealer other than as set forth in the Offering Materials furnished by the Company specifically for use in connection with the Offering or any other misleading statement by specifically for use in connection with the Offering or any other misleading statement by Dealer or failure by dealer to correct a misleading statement by Dealer in order to make such statement conform to the information contained in the Offering Materials. This indemnity agreement shall be in addition to any liability which Dealer may otherwise have.

         (b) Indemnity by the Company. The Company hereby indemnifies and holds harmless Dealer and each person who controls Dealer (within the meaning of Section 15 of the 1993 Act) against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and counsel fees) arising out of or based upon:

                  (i) any breach by the Company of the representations, warranties or covenants by it contained in or made pursuant to this Agreement;

                  (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or in any amendment or supplement thereto or in any blue sky application or document, except for information relating to Dealer furnished in writing by Dealer, or on its behalf, expressly for use in connection with the Offering Materials or in any amendment or supplement thereto or in any blue sky application or document; or

                  (iii) any omission or alleged omission to state in the Offering Materials any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, excepting information relating directly or indirectly to Dealer; provided, however, that the Company shall not be responsible for, no does the Company indemnify or hold harmless Dealer or its controlling persons against, any losses, claims, damages, liabilities or expenses arising out of or resulting from the offer or sale of the Securities to any person who was not given, delivered or sent a copy of the Offering Materials as appropriate, or the failure by dealer to offer and sell the Securities in accordance with the provisions of and applicable rules, regulations and published administrative interpretations under Section 4(2) of the 1933 Act and rules thereunder and the securities or blue sky laws of any jurisdiction in which the Securities are offered or sold by or through Dealer. This indemnity will be in addition to any liability which the may otherwise have.


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         (c) Actions Relating to Indemnity. If any action or claim shall be brought or asserted against party entitled to indemnification hereunder (the "Indemnified Party") or any person controlling such party and in respect of which indemnity may be sought from the party obligated to indemnify the Indemnified Party pursuant to paragraphs 7(a) and (b) hereof (the "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel and the payment of all expenses. The Indemnified Party or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof and to be indemnified for the reasonable fees and expenses thereof. This paragraph shall survive any termination of this Agreement.

         7.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES

         (a) Obligation of Dealer. The obligations of Dealer hereunder shall be subject to the following conditions precedent, any one or more of which may be waived by Dealer:

                  (i) Performance of Obligations. The Company shall have performed all of its covenants and agreements as set forth herein on or prior to the Final Closing Date.

                  (ii) Absence of Material Adverse Change. There shall not have been a material adverse change between the date hereof and the final Closing Date in the business, properties, assets, financial condition, results of operations or prospects of the Company.

         (b) Obligations of the Company. Except for the obligation of the Company to pay the costs and expenses of the Offering as provided above, the obligations of the Company hereunder shall be subject to the following condition precedent, which may be waived by the Company:

                  (i) Performance of Obligations. Dealer shall have performed all of its covenants and agreements as set forth herein on or prior to the final Closing Date.

         8.       GENERAL

         (a) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Texas notwithstanding any conflict of law provisions to the contrary.

         (b) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:


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         If to Dealer:              Dominion Capital
                                    5000 Quorum Drive, Suite 620
                                    Dallas, TX 75240

         If to Company:             Venturi Technologies, Inc.
                                    1327 North State Street
                                    Orem, UT 84057

         With a copy to:            Randy K. Johnson
                                    Fabian & Clendenin
                                    215 So. State Street, Twelfth floor
                                    Salt Lake City, Utah 84111


         (c) Binding, Nature of Agreement: No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party hereto.

         (d) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         (e) Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         (f) Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         If the foregoing accurately sets forth the basis of our understanding, please sign and return to the undersigned the extra copy of this letter, which will thereupon constitute a contract between us.

                                              VENTURI TECHNOLOGIES, INC.,
                                              a Texas corporation



                                              By:_______________________________
                                                 Its:


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AGREED AND ACCEPTED:

DOMINION CAPITAL



By:_______________________________
   Its:

Date:_____________________________